UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 25, 2010

_______________________________________________________________________

(Exact name of Registrant as specified in its charter)
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Commission File Number 272199 100

Iowa (State of Incorporation)	20-4195009 (I.R.S. Employer Identification No.)

2108 140th Avenue, P.O. Box 21
Algona, IA  50511
(Address of Principal Executive Offices)

(515) 395-8888
Registrant’s telephone number, including area code
_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 25, 2010, the following individuals resigned their respective positions with East Fork Biodiesel, LLC (East Fork):

•
Lennon Brandt resigned from his positions as a Director of East Fork and as a member of East Fork’s Audit Committee and Nominating Committee. He tendered his resignation for personal reasons and has no disagreement with East Fork, its Board of Directors or its management, including any accounting-related policy, or related in any manner to any past, present, or contemplated accounting, finance or legal issue.

•
Kenneth M. Clark resigned from his positions as a Director of East Fork, as East Fork’s President and as a member of East Fork’s Executive Committee and Hedging Committee.  He tendered his resignation for personal reasons and has no disagreement with East Fork, its Board of Directors or its management.

•
Chris L. Daniel resigned from his position as East Fork’s Chief Executive Officer.  He tendered his resignation for personal reasons and has no disagreement with East Fork, its Board of Directors or its management.

•
Michael L. Kohlhaas resigned from his positions as a Director of East Fork, as East Fork’s Secretary and as a member of East Fork’s Executive Committee.  He tendered his resignation for personal reasons and has no disagreement with East Fork, its Board of Directors or its management.

•
Allen A. Kramer resigned from his positions as a Director of East Fork, as Chairman of East Fork’s Audit Committee and as a member of East Fork’s Nominating Committee.  He tendered his resignation for personal reasons and has no disagreement with East Fork, its Board of Directors or its management, including any accounting-related policy, or related in any manner to any past, present, or contemplated accounting, finance or legal issue.

•
Jack W. Limbaugh, Jr. resigned from his positions as a Director of East Fork, as East Fork’s Treasurer and as a member of East Fork’s Executive Committee.  He tendered his resignation for personal reasons and has no disagreement with East Fork, its Board of Directors or its management, including any accounting-related policy, or related in any manner to any past, present, or contemplated accounting, finance or legal issue.

•
James A. Meyer resigned from his positions as a Director of East Fork, as the Chairman of East Fork’s Board of Directors and as Chairman of East Fork’s Executive Committee.  He tendered his resignation for personal reasons and has no disagreement with East Fork, its Board of Directors or its management.

•
Daniel Muller resigned from his positions as a Director of East Fork, as Chairman of East Fork’s Nominating Committee and as a member of East Fork’s Hedging Committee.  He tendered his resignation for personal reasons and has no disagreement with East Fork, its Board of Directors or its management.

•
Dean Ulrich resigned from his positions as a Director of East Fork, as East Fork’s Vice President and as a member of East Fork’s Executive Committee and Hedging Committee.  He tendered his resignation for personal reasons and has no disagreement with East Fork, its Board of Directors or its management.

Item 8.01.	Other Events.

On August 25, 2010, the Iowa District Court for Scott County entered a Conditional Decree of Judicial Dissolution under the Iowa Limited Liability Company Act (Conditional Decree).  The Conditional Decree is filed as Exhibit 99.1 to this Form 8-K.  The Conditional Decree was entered without prejudice to objections under the notice and bar date provisions of the Conditional Decree  and subject to reversal upon successful objection.  East Fork is directed to provide a copy of the Application for Judicial Dissolution Pursuant to Iowa Code Section 490A.1302 (Application) and this Conditional Decree to its members and to its creditors by ordinary mail, with the mailing to be completed on or before August 31, 2010.  The Application is filed as Exhibit 99.2 to this Form 8-K.

Any member or other interested person may make a written objection to the judicial dissolution of East Fork by filing of such objection with the Clerk of Court for the Iowa District Court for Scott County, in Davenport, Iowa, and by mailing a copy of such objection to East Fork’s attorney:  Terry M. Giebelstein, Lane & Waterman LLP, 220 N. Main Street, Suite 600, Davenport, Iowa 52801, on or before October 20, 2010.

The deadline by which known creditor claimants must file their claims is December 24, 2010, in accordance with the form of Notice to Known Claimants Against East Fork Biodiesel, LLC Pursuant to Iowa Code § 490A.1306 Regarding Claims Process and Bar Date (Notice to Claimants).  The Notice to Claimants is filed as Exhibit 99.3 to this Form 8-K.

Subject to these and other conditions and further orders of the Court, the Conditional Decree directs East Fork to wind up its affairs, distribute its assets and deliver Articles of Dissolution to the Secretary of State of the State of Iowa.  The Court ordered that a receivership be established for East Fork to oversee the wind up and appointed Terrence A. Kilburg as Receiver.  With the appointment of the Receiver, all of the members of East Fork’s Board of Directors and its Officers tendered their resignations effective August 25, 2010.  (See Item 5.02 above.)

The foregoing descriptions of the Conditional Decree, Application and Notice to Claimants do not purport to be complete and are qualified in their entirety by reference to each of the agreements, which are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Form 8-K.

Additionally, the letter dated August 31, 2010 from the Receiver of East Fork Biodiesel, LLC, Terrence A. Kilburg, to its members is attached as Exhibit 99.4 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1
Conditional Decree of Judicial Dissolution Pursuant to Iowa Code § 490A.1302 Entered Without Prejudice or Objections Pursuant to Notice and Bar Date Provisions; Order Requiring Notice to Members and Interested Persons and Setting Bar Date for Objections; Order Appointing Receiver entered August 25, 2010

	99.2	Application for Judicial Dissolution Pursuant to Iowa Code Section 490A.1302 filed August 3, 2010
	99.3	Form of Notice to Known Claimants Against East Fork Biodiesel, LLC Pursuant to Iowa Code § 490A.1306 Regarding Claims Process and Bar Date
	99.4	Letter to the members of East Fork Biodiesel, LLC from its Receiver, Terrence A. Kilburg, dated August 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAST FORK BIODIESEL, LLC

Date: August 31, 2010	By:
Terrence A. Kilburg
Receiver

INDEX TO EXHIBITS

Exhibit No.	Description

99.1
Conditional Decree of Judicial Dissolution Pursuant to Iowa Code § 490A.1302 Entered Without Prejudice or Objections Pursuant to Notice and Bar Date Provisions; Order Requiring Notice to Members and Interested Persons and Setting Bar Date for Objections; Order Appointing Receiver entered August 25, 2010

99.2	Application for Judicial Dissolution Pursuant to Iowa Code Section 490A.1302 filed August 3, 2010

99.3	Form of Notice to Known Claimants Against East Fork Biodiesel, LLC Pursuant to Iowa Code § 490A.1306 Regarding Claims Process and Bar Date

99.4	Letter to the members of East Fork Biodiesel, LLC from its Receiver, Terrence A. Kilburg, dated August 31, 2010